UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 1, 2022

ChargePoint Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

(408) 841-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on February 26, 2021, Switchback Energy Acquisition Corporation (“Switchback”), the predecessor of ChargePoint Holdings, Inc. (the “Company”), consummated transactions pursuant to which Lightning Merger Sub Inc., a wholly-owned subsidiary of Switchback incorporated in the State of Delaware, merged with ChargePoint, Inc., a Delaware corporation (“Legacy ChargePoint”), with Legacy ChargePoint surviving as a wholly-owned subsidiary of Switchback (the “Merger”).

The Company is filing the attached Exhibit 99.1 to recast Legacy ChargePoint’s consolidated financial statements as of January 31, 2021 and 2020 and for each of the three years in the period ended January 31, 2021 to retrospectively reflect the effects of the reverse recapitalization that occurred in connection with the Merger, as described below. Exhibit 99.1 is incorporated by reference into this Item 8.01.

The Merger was accounted for as a reverse recapitalization under U.S. GAAP with Switchback treated as the “acquired” company for financial reporting purposes. Accordingly, the financial statements of the Company represent a continuation of the financial statements of Legacy ChargePoint with the Merger being treated as the equivalent of the Company issuing stock for the net assets of Switchback, accompanied by a recapitalization. All periods prior to the Merger have been retrospectively adjusted using the exchange ratio of approximately 0.9966 for the equivalent number of shares outstanding immediately after the Merger to effect the reverse recapitalization.

The audited consolidated financial statements of Legacy ChargePoint as of January 31, 2021 and 2020 included herein as Exhibit 99.1 update the audited consolidated financial statements of Legacy ChargePoint included in Item 2.01 and Item 9.01 of the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 1, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of ChargePoint, Inc. and its subsidiaries as of January 31, 2021 and 2020 and for each of the three years in the period ended January 31, 2021.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex S. Jackson
Name:	Rex S. Jackson
Title:	Chief Financial Officer

Date: March 1, 2022